UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

MILLER INDUSTRIES, INC.
(Exact name of Registrant as Specified in its Charter)

Tennessee	001-14124	62-1566286
(State or other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

8503 Hilltop Drive Suite 100 Ooltewah, TN 37363
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (423) 238-4171

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                (c)           Exhibits.

                                99.1         Press Release dated August 10, 2004 issued by Miller Industries, Inc. (furnished pursuant to
                                                Item 12 of Form 8-K).

Item 12.  Results of Operation and Financial Condition

                On August 10, 2004, Miller Industries, Inc. issued a press release reporting its financial results for the quarter ended June 30, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004
/s/ J. Vincent Mish
J. Vincent Mish
Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release of Miller Industries, Inc. (the “Company”), dated August 10, 2004, reporting the Company’s financial results for the quarter ended June 30, 2004 (furnished pursuant to Item 12 of Form 8-K).